UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 8, 2006

                             VICON INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

          New York                   1-7939                    11-2160665
(State of Incorporation or    (Commission File Number)       (IRS Employer
       Organization)                                       Identification No.)

  89 Arkay Drive, Hauppauge, New York                              11788
(Address of Principal Executive Offices)                         (Zip Code)

                                 (631) 952-2288
                         (Registrant's telephone number,
                              including area code)


                                 Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01 OTHER EVENTS

On May 8, 2006, the Registrant issued a press release, a copy of which is attached as Exhibit 99.1.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          99.1 Press release dated May 8, 2006.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May 9, 2006



                                           VICON INDUSTRIES, INC.
                                               (Registrant)


                                         By: /s/ John M. Badke
                                             -----------------
                                             John M. Badke
                                             Senior Vice President, Finance and
                                             Chief Financial Officer